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                                                                 EXHIBIT 10.34.2

                THIS GUARANTY IS SUBJECT TO ARBITRATION PURSUANT
           TO THE FEDERAL ARBITRATION ACT AND/OR SECTION 15-48-10 OF
               THE SOUTH CAROLINA CODE OF LAWS (1976), AS AMENDED

                               GUARANTY AGREEMENT

            This Guaranty Agreement (this "Guaranty") is made as of the 27th day of April, 2005, by FelCor Lodging Limited Partnership, a Delaware limited partnership ("Guarantor"), in favor of Bank of America, N.A., a national banking association (together with its successors and assigns "Administrative Agent") on behalf of the Lenders (as defined in the Loan Agreement (defined below)).

                             PRELIMINARY STATEMENTS

      Administrative Agent, Lenders, and Grande Palms, L.L.C. ("Borrower"), have entered into, are entering into concurrently herewith, or contemplate entering into, that certain Construction Loan Agreement dated of even date herewith (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the "Loan Agreement"), which Loan Agreement sets forth the terms and conditions of a loan (the "Loan") to Borrower for the construction of the Improvements on, and with respect to, land located in Horry County, South Carolina, as more particularly described in the Loan Agreement and identified therein as the Land.

      A condition precedent to Lenders' and Administrative Agent's obligation to make the Loan to Borrower is Guarantor's execution and delivery to Administrative Agent on behalf of the Lenders of this Guaranty.

      The Loan is, or will be, evidenced by those certain Promissory Notes designated as "Promissory Note (Name of Lender)" of even date with the Loan Agreement, executed by Borrower and payable to the order of particular Lenders in the aggregate principal face amount of Sixty-Nine Million Eight Hundred Thousand and No/100 Dollars ($69,800,000.00) (such notes, as each may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called, collectively, the "Note").

      Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

                             STATEMENT OF AGREEMENTS

      For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Administrative Agent and the Lenders to extend credit to Borrower, Guarantor hereby guarantees to Administrative Agent and the Lenders the prompt payment of the Indebtedness (collectively called the "Guaranteed Obligations"), this Guaranty being upon the following terms and conditions:

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      1.    Guaranty of Payment. Guarantor hereby unconditionally and
irrevocably guarantees to Administrative Agent and the Lenders the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, of principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, late charges, costs, expenses, indemnification indebtedness, and other sums of money now or hereafter due and owing, or which Borrower is obligated to pay, pursuant to (i) the terms of the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, Swap Contract, any application, agreement, note or other document executed and delivered in connection with any Letter of Credit, or any other Loan Documents and any indemnifications contained in the Loan Documents, now or hereafter existing, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof (the indebtedness described in clauses (i) and (ii) above in this Section 1 is herein collectively called the "Indebtedness"); provided such renewals, extensions, financings, modifications, supplements or amendments are made with Guarantor's written consent. This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Administrative Agent in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

      2.    [Reserved.]

      3.    Primary Liability of Guarantor.

      (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment. Guarantor shall be liable for the payment of the Guaranteed Obligations as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Administrative Agent to take prior recourse or proceedings against any collateral, security or Person (hereinafter defined) whatsoever.

      (b) Guarantor hereby agrees that in the event of a Default (as defined in the Loan Agreement) by Borrower in payment of the Guaranteed Obligations, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor, default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Administrative Agent of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, all such notices being hereby waived by Guarantor, pay the amount due thereon to Administrative Agent and pay all costs and expenses that may arise in consequence of such Event of Default (including, without limitation, all reasonable attorneys' fees and expenses, investigation costs, court costs, and any and all other costs and expenses reasonably incurred by Administrative Agent or the Lenders in connection with the collection and enforcement of the Note or any other Loan Document), whether or not suit is filed thereon, or whether at maturity or by acceleration, or whether before or after

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maturity, or whether in connection with bankruptcy, insolvency or appeal. It shall not be necessary for Administrative Agent, in order to enforce such payment by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations; provided, however, that nothing herein contained shall prevent Administrative Agent from suing on the Note or foreclosing the Mortgage or from exercising any other rights thereunder, and if such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and Mortgage, and Administrative Agent shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the Property or other collateral given for the Indebtedness or any part thereof, whether by foreclosure or otherwise, Administrative Agent may at its discretion purchase all or any part of the Property or collateral so sold or offered for sale for its own account and may, in payment of the amount bid therefor, deduct such amount from the balance due it pursuant to the terms of the Note, Mortgage and other Loan Documents.

      (c) Suit may be brought or demand may be made against Borrower or against the Guarantor or any other guarantor of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Administrative Agent or the Lenders against any party hereto.

      4.    Certain Agreements and Waivers by Guarantor.

      (a) Guarantor hereby agrees that neither Administrative Agent's nor Lenders' rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            (i) any limitation of liability or recourse in any other Loan Document or arising under any law;

            (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

            (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

            (iv) any homestead exemption or any other exemption under applicable law;

            (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to

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exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor's recourse against any Person or collateral;

            (vi) except as expressly provided for herein, any partial release of the liability of Guarantor hereunder (whether by operation of law or otherwise), or if one or more other guaranties are now or hereafter obtained by Administrative Agent covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment of any or all of the Guaranteed Obligations;

            (vii) the insolvency, bankruptcy, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

            (viii) with consent of Guarantor: any renewal, extension, modification, supplement, subordination or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance (including changes in the Plans and other terms or aspects of construction of the Improvements) or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Administrative Agent on behalf of the Lenders to Borrower, Guarantor, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

            (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Administrative Agent to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;

            (x) except as expressly provided for herein, any failure of Administrative Agent to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Administrative Agent against Borrower or any security or other recourse, or of any new agreement between Administrative Agent and Borrower, it being understood that Administrative Agent shall not be required (other than as expressly provided herein) to give Guarantor any notice (other than as expressly provided herein) of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and the

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Guarantor shall be responsible for obtaining for itself information regarding the Borrower, including, but not limited to, any changes in the business or financial condition of the Borrower, and the Guarantor acknowledges and agrees that the Administrative Agent shall have no duty to notify the Guarantor of any information which the Administrative Agent or Lenders may have concerning the Borrower.

            (xi) if for any reason Administrative Agent is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

            (xii) the making of advances by Administrative Agent on behalf of the Lenders to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;

            (xiii) the existence of any claim, counterclaim, setoff or other right that Guarantor may at any time have against Borrower, Lenders, Administrative Agent, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;

            (xiv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating the Guaranteed Obligations acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations);

            (xv) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Administrative Agent; or

            (xvi) any other condition, event, omission, action or inaction that would in the absence of this paragraph result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement;

            (xvii)  [Reserved];

            (xviii) Administrative Agent's enforcement or forbearance from enforcement of the Guaranteed Obligations on a net or gross basis; or

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            (xix)   any invalidity, irregularity or unenforceability in whole or in part (including with respect to any netting provision) of any Interest Rate Protection Agreement or any confirmation, instrument or agreement required thereunder or related thereto, or any transaction entered into thereunder, or any limitation on the liability of Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

      (b) In the event any payment by Borrower or any other Person to Administrative Agent or the Lenders is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Administrative Agent or Lenders are required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Administrative Agent or Lenders shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Administrative Agent of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Administrative Agent or Lenders or paid by Administrative Agent or Lenders to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Administrative Agent or Lenders and any attorneys' fees, costs and expenses paid or incurred by Administrative Agent or Lenders in connection with any such event. It is the intent of Guarantor and Administrative Agent that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

      (c) If acceleration of the time for payment of any amount payable by Borrower under the Note, the Loan Agreement, or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Administrative Agent.

      (d) Guarantor agrees that neither the Guarantor nor anyone claiming through or under the Guarantor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of the Mortgage or the absolute sale of the Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and the Guarantor, for themselves and all who may at any time claim through or under any of them, hereby waive the benefit of all such laws and any and all rights to have the assets comprising the Property marshalled upon any foreclosure of the Mortgage.

      5. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

      (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing such indebtedness shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens,

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security interests and rights now or hereafter existing to secure the Guaranteed
Obligations. All promissory notes or other evidences of such indebtedness of Borrower, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty; and

      (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid except for the project management fees to be paid by Borrower to the Guarantor under the Budget or other amounts specifically identified in the Budget.

      6. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lenders or Administrative Agent other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lenders and Administrative Agent hereunder shall be cumulative of any and all other rights that Lenders and Administrative Agent may have against Guarantor. If Borrower is or becomes indebted to Lenders and Administrative Agent for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Lenders or Administrative Agent may, except to the extent paid by Guarantor on the Indebtedness or specifically required by law or agreement of Administrative Agent to be applied to the Indebtedness, in Administrative Agent's sole discretion, be applied upon indebtedness of Borrower to Lenders or Administrative Agent other than the Indebtedness. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor's liability under this Guaranty is in.addition to any and all other liability Guarantor may have in any other capacity, including without limitation, its capacity as a general partner.

      7. Administrative Agent Assigns. This Guaranty is for the benefit of Administrative Agent for the benefit of the Lenders and Administrative Agent's successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice of any such transfer or assignment will not affect the liabilities of Guarantor hereunder.

      8. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor's successors and assigns.

      9. Governing Law; Forum; Consent to Jurisdiction. This Guaranty is an agreement executed under seal. The validity, enforcement, and interpretation of this Guaranty, shall for all purposes be governed by and construed in accordance with the laws of the State of South Carolina and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any Guarantor is a corporation, the designation "(SEAL)" on this Guaranty shall be effective as the affixing of such Guarantor's corporate seal physically to this Guaranty. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and

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performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor's property to the nonexclusive jurisdiction of any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section and to the jurisdiction of any state or United States federal court sitting in the state in which any of the Land is located, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address set forth at the end of this Guaranty, or at a subsequent address of which Administrative Agent received actual notice from Guarantor in accordance with the notice provisions hereof, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Administrative Agent to serve process in any manner permitted by law or limit the right of Administrative Agent to bring proceedings against Guarantor in any other court or jurisdiction. The authority and power to appear for and enter judgment against the Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as the Administrative Agent shall deem necessary and desirable.

      10. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

      11. Attorneys' Fees and Costs of Collection. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Lenders or Administrative Agent in the enforcement of or preservation of Lenders' or Administrative Agent's rights under this Guaranty including, without limitation, all attorneys' fees and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal. Guarantor agrees to pay interest on any expenses or other sums due to Administrative Agent under this Section 11 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor's obligations and liabilities under this Section 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

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      12.   Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

      13. Controlling Agreement. It is not the intention of Administrative Agent or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Administrative Agent.

      14. Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that (a) Guarantor has a financial interest in the Borrower, is (directly or indirectly) a member of Borrower, and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its organization and under such laws, and has full power and authority to enter into and perform this Guaranty; (e) the Guarantor will indemnify the Lenders and Administrative Agent from any loss, cost or expense as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect; (f) [reserved]; (g) all financial statements and information heretofore furnished to Administrative Agent by Guarantor do, and all financial statements and information hereafter furnished to Administrative Agent by Guarantor will, present the financial condition of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Administrative Agent, no material adverse change has occurred in the financial condition of Guarantor; (h) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (i) Administrative Agent and Lenders have no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully appraised of Borrower's financial and business condition; (j) Guarantor acknowledges and agrees that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support from the Borrower or any other Person; and (k) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, the Mortgage, the Environmental Agreement, and the other Loan Documents. Guarantor's representations, warranties and covenants are a material inducement to Lenders and Administrative Agent to enter into the other Loan Documents and shall survive the execution

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hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

      15. Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Guaranty (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. This section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

      16. Cumulative Rights. The exercise by Administrative Agent of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Administrative Agent and the Lenders shall have all rights, remedies and recourses afforded to Administrative Agent and the Lenders by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Administrative Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Administrative Agent shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Administrative Agent or Lenders with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended

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

for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Administrative Agent on behalf of the Lenders.

      17. Term of Guaranty. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid and discharged.

      18. Financial Statements. As used in this Section, "Financial Statements" means a consolidated balance sheet, a consolidated income statement, and a consolidated statement of cash flow. Guarantor shall provide or cause to be provided to Administrative Agent the following: Financial Statements of Guarantor, for each fiscal year as soon as reasonably practicable and in any event within one hundred twenty (120) calendar days after the close of each fiscal year. All fiscal year end Financial Statements shall be audited and certified without any qualification or exception not acceptable to Administrative Agent, by independent certified public accountants engaged by Guarantor from time to time and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

Acceptance of any financial statement by Administrative Agent, whether or not in the form prescribed herein, shall be relied upon by Administrative Agent in the administration, enforcement, and extension of the Guaranteed Obligations.

      19. Disclosure of Information. Administrative Agent and Lenders may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant, to Administrative Agent's affiliates, including without limitation Banc of America Securities LLC, to any regulatory body having jurisdiction over Lenders or Administrative Agent and to any other parties as necessary or appropriate in Administrative Agent's reasonable judgment, any information Administrative Agent now has or hereafter obtains pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or. for this Guaranty, credit or other information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations.

      20. Subrogation. Notwithstanding anything to the contrary contained herein, Guarantor shall not exercise any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness or any right to reimbursement, exoneration, contribution, indemnification or any similar rights, until the Indebtedness has been fully and finally paid. This waiver is given to induce Administrative Agent and the Lenders to make the Loan to Borrower.

      21.   [Reserved].

      22. No Fiduciary Relationship. The relationship between the Lenders', Administrative Agent and Guarantor is solely that of lender and guarantor. Administrative Agent and the Lenders have no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Administrative Agent and the Lenders.

      23. Interpretation. The term "Administrative Agent" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it,

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

words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein", "hereof', "hereto", "hereunder" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of this Guaranty, "Person" or "Persons" shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.

      24. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

      25. Counterparts. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

      26. Entire Agreement. This Guaranty embodies the entire agreement between Administrative Agent on behalf of the Lenders and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Administrative Agent. This Guaranty may not be modified, amended or superseded except in a writing signed by Administrative Agent and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

      27.   Dispute Resolution.

      (a) Arbitration. Except to the extent expressly provided below, any controversy, claim or dispute between or among the parties hereto, including any such controversy, claim or dispute arising out of or relating to (i) this Guaranty, (ii) any other Loan Document, (iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort) (collectively, a "Dispute"), shall, upon the request of either party, be determined by binding arbitration in accordance with the Federal Arbitration Act, Title 9, United States Code (or if not applicable, the applicable state law), the applicable rules for arbitration of disputes of JAMS LLC, a Delaware limited liability company, or any successor thereof ("JAMS"), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. The filing of a court action is not intended to constitute a waiver of the right of Guarantor or Administrative Agent or any Lender, including the suing party, thereafter to require submittal of the Dispute to arbitration. Any party to this Guaranty may bring an action, including a summary or expedited proceeding, to compel arbitration of any Dispute in any court having jurisdiction over such action. For the purposes of this dispute resolution provision only, the terms "party" and "parties" shall include any parent corporation, subsidiary or affiliate of Administrative Agent or any Lender involved in the servicing, management or administration of any obligation described in or evidenced by this Guaranty, together with the officers, employees, successors and assigns of each of the foregoing.

      (b)   Special Rules.

            (i) The arbitration shall be conducted in any U.S. state where real or tangible personal property collateral is located, or if there is no such collateral in the City and County where Administrative Agent or any Lender is located pursuant to its address for notice purposes in this Guaranty.

            (ii) The arbitration shall be administered by JAMS, who will appoint an arbitrator; if JAMS is unable to administer or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All Disputes shall be determined by one arbitrator; however, if the amount in controversy in a Dispute exceeds Five Million Dollars ($5,000,000), upon the request of any party, the Dispute shall be decided by three arbitrators (for purposes of this Guaranty, referred to collectively as the "arbitrator").

            (iii) All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration and completed within ninety (90) days from the date of commencement; provided, however, that upon a showing of good cause, the arbitrator shall be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

            (iv) The judgment and the award, if any, of the arbitrator shall be issued with thirty (30) days of the close of the hearing. The arbitrator shall provide a concise written statement setting forth the reasons for the judgment and for the award, if any. The arbitration award, if any, may be submitted to any court having jurisdiction to be confirmed and enforced, and such confirmation and enforcement shall not be subject to arbitration.

            (v) The arbitrator will have the authority to decide whether any Dispute is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Disputes is the equivalent of the filing of a lawsuit.

            (vi) Any dispute concerning this arbitration provision, including any such dispute as to the validity or enforceability of this provision, or whether a Dispute is arbitrable, shall be determined by the arbitrator.

            (vii) The arbitrator shall have the power to award legal fees and costs pursuant to the terms of this Guaranty.

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

      (c)   Reservations of Rights. Nothing in this Guaranty shall be deemed to
(i) limit the applicability of any otherwise applicable statutes of limitation and any waivers contained in this Guaranty, or (ii) apply to or limit the right of Administrative Agent or any Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose judicially or nonjudicially against any real or personal property collateral, or to exercise judicial or nonjudicial power of sale rights, (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession, prejudgment attachment, or the appointment of a receiver, or (D) to pursue rights against a party to this Guaranty in a third-party proceeding in any action brought against Lender in a state, federal or international court, tribunal or hearing body (including actions in specialty courts, such as bankruptcy and patent courts). Administrative Agent may exercise the rights set forth in clauses (A) through (D), inclusive, before, during or after the pendency of any arbitration proceeding brought pursuant to this Guaranty. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the Dispute occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any Dispute.

      (d) Conflicting Provisions for Dispute Resolution. If there is any conflict between the terms, conditions and provisions of this Section and those of any other provision or agreement for arbitration or dispute resolution, the terms, conditions and provisions of this Section shall prevail as to any Dispute arising out of or relating to (i) this Guaranty, (ii) any other Loan Document,
(iii) any related agreements or instruments, or (iv) the transaction contemplated herein or therein (including any claim based on or arising from an alleged personal injury or business tort). In any other situation, if the resolution of a given Dispute is specifically governed by another provision or agreement for arbitration or dispute resolution, the other provision or agreement shall prevail with respect to said Dispute.

      (e) Jury Trial Waiver in Arbitration. By agreeing to this Section, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Dispute.

      28.   Forum.

      Guarantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Guaranty and to the jurisdiction of any state court or any United States federal court sitting in the state in which any of the Property is located, over any Dispute. Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the state specified in the governing law section of this Guaranty may be made by certified or registered mail, return receipt requested, directed to Guarantor at its address for notice set forth in this Guaranty, or at a subsequent address of which Administrative Agent received actual notice from Guarantor in accordance with the notice section of this Guaranty, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Guarantor in any other court or jurisdiction.

      29. WAIVER OF JURY TRIAL.

      WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES' AGREEMENT TO ARBITRATE ANY "DISPUTE" (FOR PURPOSES OF THIS SECTION, AS DEFINED ABOVE) AS SET FORTH IN THIS GUARANTY, TO THE EXTENT ANY "DISPUTE" IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, GUARANTOR AND ADMINISTRATIVE AGENT, FOR ITSELF AND LENDERS, WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH "DISPUTE" AND ANY ACTION ON SUCH "DISPUTE." THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND ADMINISTRATIVE AGENT, FOR ITSELF AND LENDERS, AND GUARANTOR AND ADMINISTRATIVE AGENT, FOR ITSELF AND LENDERS, HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. GUARANTOR AND ADMINISTRATIVE AGENT, FOR ITSELF AND LENDERS, ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      30. Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE GUARANTOR HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

      THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

      IN WITNESS WHEREOF, Guarantor duly executed this Guaranty under seal as of the date first written above.

Address of Guarantor:                 GUARANTOR:

                                      FELCOR LODGING LIMITED PARTNERSHIP, a
                                      Delaware limited partnership

                                      By: FelCor Lodging Trust Incorporated, its
                                      General Partner

545 E.Carpenter Freeway, Suite 1300     By: /s/ Charles N. Nye
Irving, Texas 75062-3933                    ------------------- (SEAL)
Fax No.: 972-444-4949                   Name: CHARLES N. NYE
Attn: General Counsel                   Title : VICE PRESIDENT

Address of Administrative Agent:
200 Meeting Street, Suite 104
Charleston, South Carolina 29401
Attention: Loan Administration Section
           Real Estate Banking Group
           Location Code SC1300-01-03
Fax No.: 843-720-2282

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